UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐    Preliminary Proxy Statement
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☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to Rule 14a-12

DYADIC INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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DYADIC INTERNATIONAL, INC. 140 Intracoastal Pointe Drive, Suite 404 Jupiter, Florida 33477 (561) 743-8333

Dear Shareholder:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of Dyadic International, Inc. (“Dyadic”), which will be held on Tuesday, June 25, 2019 at 10 a.m. local time, at the Wyndham Grand Jupiter at Harbourside Place, 122 Soundings Avenue, Jupiter, Florida 33477.

At the meeting, you will be asked to consider and vote on the proposals described in the Notice of 2019 Annual Meeting of Shareholders and Proxy Statement which accompany this letter. We urge you to read these materials carefully. Following the meeting, management will be pleased to answer your questions.
We hope that you will be able to attend the annual meeting in person, but in all events, we ask that you please vote your shares using the internet or a toll-free telephone number, or by completing and mailing the proxy card in the postage-paid envelope provided to ensure that your shares will be represented at the meeting. Instructions on using each of these voting methods are outlined in the proxy statement. If you hold shares through a broker or other nominee, you should follow the procedures provided by your broker or nominee.
On behalf of the board of directors, I would like to express our appreciation for your continued support and interest in Dyadic International, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Mark Emalfarb President and Chief Executive Officer

Jupiter, Florida
April 30, 2019

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, JUNE 25, 2019

To the Shareholders of Dyadic International, Inc.:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Shareholders of Dyadic International, Inc., a Delaware corporation (“Dyadic,” “we,” “us”, “our”, or the “Company”), will be held on Tuesday, June 25, 2019 at 10 a.m. local time at the Wyndham Grand Jupiter at Harbourside Place, 122 Soundings Avenue, Jupiter, Florida 33477, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect two Class III directors to our Board of Directors to serve until the Company’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Mayer Hoffman McCann P.C., as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.	To consider an advisory vote on compensation of the Company’s Named Executive Officers;

4.	To consider an advisory vote on the frequency of the advisory vote on compensation of the Company’s Named Executive Officers; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 29, 2019 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and prior thereto at our principal executive offices.

A proxy card together with our proxy statement solicited by our Board of Directors are enclosed herewith.

All shareholders are cordially invited to attend the Annual Meeting in person. We encourage shareholders to vote in advance of the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please promptly cast your vote in one of the ways described below:

•	Vote by Internet: www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m., Eastern Time, on Monday, June 24, 2019. Have your proxy card in hand when you access the above website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•	Vote by Telephone: 1-800-690-6903

Use any touch-tone telephone to transmit your voting instruction. Vote by 11:59 p.m., Eastern Time, on Monday, June 24, 2019. Have your proxy card in hand when you call and follow the instruction.

•	Vote by Mail.
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

You need only vote in one way (so that, if you vote by internet or telephone, you need not return the proxy card).

If you hold your shares through a broker, bank or other nominee, you should receive separate voting instructions from the firm holding your shares describing the procedure for voting those shares. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all of your shares will be voted. You may submit your proxy and then later decide to attend the Annual Meeting to vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in the attached proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Mark Emalfarb President and Chief Executive Officer

April 30, 2019
Jupiter, Florida

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Notice of Meeting, Proxy Statement and our Annual Report for the fiscal year ended December 31, 2018, are available online at http://www.dyadic.com/investors/proxy-statements and can be accessed at https://materials.proxyvote.com/26745T.

DYADIC INTERNATIONAL, INC.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida 33477
(561) 743-8333

__________________________________________________________________
PROXY STATEMENT
_________________________________________________________________

2019 ANNUAL MEETING OF SHAREHOLDERS

JUNE 25, 2019
__________________________________________________________________

The Board is soliciting proxies for this year’s Annual Meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

This proxy statement contains information related to the 2019 Annual Meeting of our shareholders to be held on Tuesday, June 25, 2019 at 10 a.m. local time at Wyndham Grand Jupiter at Harbourside Place, 122 Soundings Avenue, Jupiter, Florida 33477, and at any adjournments or postponements thereof.

The Board set April 29, 2019, as the record date for the Annual Meeting. Shareholders who owned the Company’s common stock on that date are entitled to vote at the Annual Meeting, with each share entitled to one vote. There were 26,763,486 shares of the Company’s common stock outstanding as of the record date. Voting materials, which include this proxy statement dated April 30, 2019, a proxy card, and the Company’s Annual Report on Form 10-K, are first being mailed to shareholders on or about May 10, 2019, unless the shareholder has elected electronic delivery. If the shareholder has elected electronic delivery, we have provided a notice of Internet availability of proxy materials which contains instructions on how to access proxy materials via the Internet or how to request a printed set of proxy materials. Additionally, this proxy statement and the Company’s Annual Report on Form 10-K are available at www.dyadic.com by clicking the “Investors” link. In accordance with Securities and Exchange Commission rules, our proxy materials posted on both our website and the website described below do not contain any cookies or other tracking features.

INTERNET AVAILABILITY OF PROXY MATERIALS
*****IMPORTANT NOTICE*****

The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

__________________________________________________________________________________
ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, we are asking shareholders:
•To elect two Class III directors for a term ending in 2022;
•To ratify the appointment of Mayer Hoffman McCann P.C., (MHM), as our independent registered public accounting firm for the year ending December 31, 2019;

•To consider an advisory vote on compensation of the Company’s Named Executive Officers;
•To consider an advisory vote on the frequency of the advisory vote on compensation of the Company’s Named Executive Officers; and
•To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Who is entitled to notice of and to vote at the Annual Meeting?

You are entitled to vote, in person or by proxy, at the Annual Meeting if you owned shares of our common stock as of the close of business (5:00 p.m. Eastern Time) on April 29, 2019, the record date of the Annual Meeting. Holders of record of our common stock on the record date are entitled to one vote per share at the Annual Meeting.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in street name (through a stockbroker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. At the Annual Meeting registration desk, you will be asked to present a valid form of government-issued personal identification such as a driver’s license or passport. Cameras and other recording devices will not be permitted at the Annual Meeting.

What shares may I vote?

You may vote all shares you owned as of the record date. These include: (1) shares owned directly in your name as the shareholder of record; and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those beneficially owned.

If our shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with regard to those shares. As the shareholder of record, you have the right to grant your proxy directly to us to vote your shares on your behalf at the meeting or the right to vote in person at the meeting. We have enclosed a proxy card for you to use.

If you hold our shares in a stock brokerage account or through a bank or other nominee, you are considered the “beneficial owner” of the shares held in “street name”, and these proxy materials have been forwarded to you by your stockbroker or nominee. As the beneficial owner, you have the right to direct your stockbroker or nominee how to vote and are also invited to attend the Annual Meeting so long as you bring a copy of a brokerage statement reflecting your ownership as of the record date. However, because you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from your stockbroker or nominee giving you the right to vote the shares. Your stockbroker or nominee should provide a voting instruction card for you to use to direct your stockbroker or nominee how to vote these shares.

How do I vote?

Shareholders at the close of business on April 29, 2019, can vote at the Annual Meeting in person or via proxy in the manner described herein.

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Any shareholder who holds shares in “street name” through a broker, bank or other nominee should receive separate instructions from the firm holding his or her shares describing the procedure for voting those shares. You should follow the voting instructions provided by your broker, bank or other nominee when voting your shares. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

Shareholders of record may vote by proxy in four ways:

•	Vote by Internet: www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m., Eastern Time, on Monday, June 24, 2019. Have your proxy card in hand when you access the above website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•	Vote by Telephone: 1-800-690-6903
Use any touch-tone telephone to transmit your voting instruction. Vote by 11:59 p.m., Eastern Time, on Monday, June 24, 2019. Have your proxy card in hand when you call and follow the instruction.

•	Vote by Mail.
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•	Vote in Person.
You may attend the annual meeting and cast your vote in person.

You need only vote in one way (so that, if you vote by internet or telephone, you need not return the proxy card).

If you have any questions about how to vote or direct a vote in respect of your Dyadic common stock, you may contact either our corporate office at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477, Attention:
Heidi Zosiak, telephone: (561) 743-8333 or Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, telephone: (631) 257-4339.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card bearing a later date. In such event, the later submitted vote will be recorded and the earlier vote revoked. The powers of the proxy holders will be suspended if you are a holder of record and attend the meeting in person and so request although attendance at the meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name, you should contact the institution that holds your shares to change your vote.

Is my vote confidential?

Yes. All votes remain confidential, unless you provide otherwise.

How are votes counted?

Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum

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and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes for or against any matter for which the shareholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares held in street name by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes for or against that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

What percentage of our outstanding common stock do our directors and executive officers own?

As of April 29, 2019, our directors and executive officers owned, or have the right to acquire within 60 days through the exercise of option, approximately 23.9% of our outstanding common stock. See the discussion under the heading Security Ownership of Certain Beneficial Owners and Managements below for more details.

Who was our independent public accountant for the year ended December 31, 2018? Will they be represented at the Annual Meeting?

Mayer Hoffman McCann P.C is the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2018. We expect a representative of Mayer Hoffman McCann P.C. to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

What are the board’s recommendations?

The board recommends a vote FOR:

•	The nominees for Class III directors;

•	The proposal to ratify the appointment of Mayer Hoffman McCann P.C. (MHM), as our independent registered public accounting firm for the year ending December 31, 2019;

•	The compensation of the Company’s Named Executive Officers; and

•	A frequency of every year with which the Company will hold an advisory vote on compensation of the Company’s Named Executive Officers.
Unless you give other instructions on your proxy card, the person named as a proxy on the proxy card will vote FOR the proposals set forth above.
We do not expect that any other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the Annual Meeting. No proxy that is voted against all of the proposals will be voted in favor of any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the Annual Meeting, a quorum will be present at the Annual Meeting. Shares held by persons attending the Annual Meeting but not voting, and shares represented in person or by proxy and for which the holder has abstained from voting, will be counted as present at the Annual Meeting for purposes of determining the presence or absence of a quorum.

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A stockbroker that holds shares in nominee or street name for a customer who is the beneficial owner of those shares may be prohibited from giving a proxy to vote those shares on any proposal to be voted on at the Annual Meeting without specific instructions from such customer with respect to such proposal. Accordingly, if a stockbroker receives voting instructions from a customer with respect to one or more, but not all, of the proposals to be voted on at the Annual Meeting, the shares beneficially owned by such customer will not constitute votes cast or shares entitled to vote with respect to any proposal for which the customer has not provided voting instructions to the stockbroker. These so-called broker non-votes will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists.

Applicable stock exchange rules determine whether a proposal presented at a shareholder meeting is routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the beneficial owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the beneficial owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner. The election of directors is considered a non-routine proposal. The proposals to ratify the appointment of MHM to serve as our independent auditor and to approve reverse stock split are considered routine proposals.
What vote is required to approve the proposals?

Proposal 1: Election of Class III Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Annual Meeting is required for the election of the Class III director nominees. You may vote for or withheld with respect to the election of either director. Only votes for or withheld are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors, although they are counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

Proposal 2: Ratification of Appointment of MHM as our Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of all shares casting votes, either in person or by proxy, at the Annual Meeting is required to ratify the appointment of MHM as our independent registered public accounting firm for the fiscal year ending December 31, 2019. We are not required to submit this matter to a vote of shareholders for ratification, however, our board of directors is doing so, based upon the recommendation of its audit committee, as a matter of good corporate practice. A properly executed proxy marked abstain with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal 3: Advisory Vote on Named Executive Officers Compensation. The votes that shareholders cast “for” must exceed the votes that unit owners cast “against” to approve the advisory vote on compensation of our Named Executive Officers.

Proposal 4: Advisory Vote on Frequency of the Advisory Vote on Compensation of the Company’s Named Executive Officers. The frequency of the advisory vote on compensation of our Named Executive Officers receiving the greatest number of votes - every one year, every two years or every three years - will be the frequency that shareholders approve.

Other Items. In the event other items are properly brought before the Annual Meeting, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting will be required for approval. A properly executed proxy marked abstain with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Because your votes are advisory on Proposals 3 and 4, they will not be binding on the Board of Directors or the Company. However, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding the Named Executive Officers’ compensation or regarding the frequency of the advisory vote on the Named Executive Officers’ compensation.

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Who pays for the preparation of the proxy and soliciting proxies?

We will pay the cost of preparing, assembling and mailing the proxy statement and the accompanying Notice of Annual Meeting and proxy card. In addition to the use of mail, our directors, officers and employees may solicit proxies by telephone or other electronic means or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

What should I have received to enable me to vote?

In addition to this proxy statement, you should have received the accompanying Notice of Annual Meeting and proxy card. The mailing date of these materials is on or about May 10, 2019.

How can I obtain additional copies?

The Notice of Meeting, Proxy Statement and our Annual Report for the fiscal year ended December 31, 2018, are available online at http://www.dyadic.com/investors/proxy-statements and may be accessed at https://materials.proxyvote.com/26745T.

For additional copies of this proxy statement and the enclosed proxy card, please contact either our corporate office at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477, Attention: Heidi Zosiak, telephone: (561) 743-8333 or Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, telephone: (631) 257-4339.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The information presented below regarding beneficial ownership of Dyadic common stock is based upon representations made to us by our directors, officers and other key personnel, and is not necessarily indicative of beneficial ownership for any other purpose. In the table below, we have deemed a person to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security. Beneficial ownership includes any security with respect to which a person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. The table sets forth as to each director, executive officer, key personnel and beneficial holder of 5% or more of the outstanding Dyadic common stock as of April 29, 2019 and includes (1) the number of shares of Dyadic common stock beneficially owned and (2) the percent of total shares of Dyadic common stock outstanding that are beneficially owned.
As of April 29, 2019, the Company has 39,016,988 shares of common stock issued and 26,763,486 shares of common stock outstanding with the remaining 12,253,502 shares held in treasury. The beneficial ownership table below includes those shares of common stock underlying options that are currently exercisable or exercisable within sixty (60) days of April 29, 2019, but excludes those shares issued or repurchased subsequent to April 29, 2019:

Name and Address of Beneficial Owner (1)	Number of Common Shares Held	Options Exercisable within 60 Days	Number of Common Share Equivalents Beneficially Owned	Percentage of Common Share Equivalents Beneficially Owned (%) (2)
5% Shareholders:
Mark A. Emalfarb (3)	4,166,987	1,220,000	5,386,987	19.3%
The Francisco Trust U/A/D February 28, 1996 (4)	3,781,849		3,781,849	14.1%
Bandera Master Fund L.P. (5)	2,490,271		2,490,271	9.3%
Pinnacle Family Office Investments, L.P. (6)	1,749,267		1,749,267	6.5%

Named Executive Officers and Directors:
Mark A. Emalfarb (3)	4,166,987	1,220,000	5,386,987	19.3%
Michael P. Tarnok	188,929	161,251	350,180	1.3%
Jack L. Kaye	72,707	142,501	215,208	*
Seth J, Herbst, M.D.	30,000	256,251	286,251	1.1%
Arindam Bose, Ph.D.	—	112,500	112,500	*
Barry C. Buckland, Ph.D.	—	34,375	34,375	*
Ping W. Rawson	18,500	94,695	113,195	*
Ronen Tchelet, Ph.D.	—	360,000	360,000	1.3%
Matthew S. Jones	—	140,000	140,000	*
All current executive officers and directors as a group	4,477,123	2,521,573	6,998,696	23.9%
(9 persons)
______________
Notes:
(*) Less than 1%

(1)	Except as otherwise noted, the address for each shareholder is c/o Dyadic International, Inc., 140 Intracoastal Pointe Drive, Suite 404, Jupiter, FL 33477.

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(2)
Based on 26,763,486 shares of common stock outstanding as of April 29, 2019. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage of the person holding such options but are not deemed outstanding for purposes of computing the percentage of any other person.

(3)
Includes 4,166,987 shares held by Mark A. Emalfarb beneficially through the MAE Trust U/A/D October 1, 1987, of which Mr. Emalfarb is the sole beneficiary and serves as sole trustee. In addition, Mr. Emalfarb holds 1,220,000 shares of common stock underlying options that are presently exercisable. Based on the information available to us, the address of the MAE Trust U/A/D October 1, 1987 is 193 Spyglass Court, Jupiter, 33477.

(4)
The trustee of the Francisco Trust is Adam Morgan, and the beneficiaries thereof are the spouse and descendants of Mark A. Emalfarb. The address of the Francisco Trust is 3128 San Michele Drive, Palm Beach Gardens, Florida 33418. Mr. Emalfarb disclaims beneficial ownership of such shares.

(5)	Based on the information available to us, the address is c/o Bandera Master Fund L.P., 50 Broad Street #1820, New York, NY 10004.

(6)	Based on the information available to us, the address is c/o Pinnacle Family Office Investments, L.P., 5910 North Central Expressway, Suite 1475, Dallas, TX 75206.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC. Such officers, directors and 10% stockholders are also required by the SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports, or written representations from certain reporting persons that no filings were required for such persons, we believe that our executive officers and directors complied with all Section 16(a) filing requirements since the Company's registration statement on Form 10-12G became effective on February 12, 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board of Directors has determined that the Audit Committee is best suited to review and approve transactions with related persons. Prior to entering into a transaction with a related person, (a) the director, executive officer, nominee or significant holder who has a material interest (or whose immediate family member has a material interest) in the transaction or (b) the business unit or function/department leader responsible for the potential transaction with a related person is required to provide notice to the Chairman of the Audit Committee of the Company (Committee Chairman) of the material facts and circumstances of the potential transaction with a related person and such information concerning the transaction as the Committee Chairman may reasonably request. If the Committee Chairman determines that the proposed transaction is a related person transaction, the proposed related person transaction must be submitted to the Audit Committee for consideration at the next Audit Committee meeting or, in those instances in which the Committee Chairman determines that it is not practicable or desirable for the Company to wait until the next Audit Committee meeting, the Committee Chairman possesses delegated authority to act between Committee meetings.

The Audit Committee will consider all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to: (a) the benefits to the Company; (b) the availability of other sources for comparable products or services; (c) the terms of the transaction; and (d) the terms available to unrelated third parties or to employees generally. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction if such member, or any of his or her immediate family members, is the related person. The Audit Committee or Chairperson, as applicable, will convey the approval or disapproval of the transaction to the Chief Executive Officer or Secretary, who will convey the decision to the appropriate persons within the Company. The Chairperson of the Audit Committee will report to the Audit Committee at the next Audit Committee meeting any approval under this policy made by the chairperson pursuant to delegated authority.

In the event we become aware of a related person transaction that has not been previously approved or previously ratified under this procedure, and such transaction is pending or ongoing, it will be submitted to the Audit Committee

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or Chairperson, as applicable, promptly, and the Audit Committee or Chairperson will consider all of the relevant facts and circumstances available to the Audit Committee or the Chairperson as provided above. Based on the conclusions reached, the Audit Committee or Chairperson, as applicable, will evaluate all options, including but not limited to, ratification, amendment or termination of the related person transaction.

CORPORATE GOVERNANCE AND RELATED MATTERS

General

The following discussion summarizes certain corporate governance matters relating to the Company, including information about director independence, Board and Committee structure, function and composition, charters, policies and procedures. For additional information on the Company’s corporate governance, including copies of the charters approved by the Board for the Audit Committee, the Compensation Committee, the Nominating Committee, the Science and Technology Committee, and the Company’s Code of Conduct and Ethics, please visit the “Investors” section of the Company’s web site at http://www.dyadic.com/investors under Corporate Governance.

Board of Directors and Committees

Board of Directors

The Board is responsible for directing and overseeing the business and affairs of the Company. The Board represents the Company’s shareholders and its primary purpose is to build long-term shareholder value. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters that, in accordance with good corporate governance, require Board approval. It also holds annual meetings and acts by unanimous written consent when an important matter requires Board action between scheduled meetings. The board of directors held five (5) meetings during 2018 and each of our directors attended all of those meetings in person or by teleconference.

We have a classified board of directors currently fixed at six members. The board has four committees: Audit, Compensation, Nominating, and Science and Technology. Michael P. Tarnok serves as Chairman of the Board of Directors and Mark A. Emalfarb as President and Chief Executive Officer of the Company.

The Board’s Role in Risk Oversight
Our Board, as a whole and also at the committee level, has an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s business and operations, including with respect to liquidity, financial reporting, governance and compliance, as well as the risks associated with these activities.

Independence of Directors

We are currently listed on NASDAQ Capital Market stock exchange that has a requirement for independent board of directors. We also used the term that is defined by the SEC for audit committee members. We believe that Drs. Herbst, Bose and Buckland, as well as Messrs. Kaye and Tarnok qualify as independent directors, as that term is defined by NASDAQ rules and as defined by the SEC rules for audit committee membership.

As part of each regularly scheduled Board meeting, our independent directors have the opportunity to meet without our management or the other directors. Our independent Chairman leads such discussions.

Committees of the Board

The Board has established an Audit Committee, a Compensation Committee, a Nominating Committee and a Science and Technology committee to devote attention to specific subjects and to assist the Board in the discharge

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of its responsibilities. The following table provides membership and meeting information for each of the Board committees:

Name	Audit	Compensation	Nominating	Science and Technology
Michael P. Tarnok	X	X*	X	—
Seth J. Herbst, M.D.	—	X	X*	X
Arindam Bose, Ph.D.	X	—		X*
Jack L. Kaye	X*	X	—	—
Barry C. Buckland, Ph.D.	—	—	X	X
Mark A. Emalfarb	—	—	—	X
_______________________________________________
* Committee Chairperson

Audit Committee. The Audit Committee held four (4) meetings during the year ended December 31, 2018. The Audit Committee has oversight responsibility for quality and integrity of our consolidated financial statements. A copy of the Charter of the Audit Committee is available on our website, located at www.dyadic.com. The Audit Committee meets privately with members of our independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm and reviews its performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the committee. The primary functions of the Audit Committee are to oversee (i) the audit of our consolidated financial statements and (ii) our internal financial and accounting processes.

The SEC, and NASDAQ have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. We believe that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and NASDAQ.

Additionally, the SEC requires that at least one member of the audit committee have a heightened level of financial and accounting sophistication. Such a person is known as the audit committee financial expert under the SEC’s rules. Our Board of Directors has determined that Mr. Kaye is an audit committee financial expert, as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Mr. Kaye’s biography included in this proxy statement for a description of his relevant experience.

Compensation Committee. The Compensation Committee held three (3) meetings during the year ended December 31, 2018. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.dyadic.com. As discussed in its charter, among other things, the duties and responsibilities of the Compensation Committee include evaluating the performance of the Chief Executive Officer, Chief Financial and Accounting Officer and other key personnel of the Company, including, but not limited to, our incentive and equity-based plans. The Compensation Committee evaluates the performance of the Chief Executive Officer, Chief Financial and Accounting Officer and other key personnel of the Company on an annual basis and reviews and approves on an annual basis all compensation programs and awards relating to such officers and key personnel. The Compensation Committee applies discretion in the determination of individual executive compensation packages to ensure compliance with the Company’s compensation philosophy. The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation packages for officers other than himself.

Nominating Committee. The Nominating Committee held one (1) meeting during the year ended December 31, 2018. The Nominating Committee’s functions include: establishing criteria for the selection of new directors to serve on the board of directors; identifying individuals believed to be qualified as candidates to serve on the board of directors; recommending for selection by the board of directors the candidates for all directorships to be filled by the board of

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directors or by the shareholders at an annual or special meeting; reviewing the board of directors’ committee structure and recommending to the board of directors the directors to serve on the committees of the board; recommending members of the board of directors to serve as the respective chairs of the committees of the board of directors; developing and recommending to the board of directors, for its approval, an annual self-evaluation process of the board of directors and its committees and, based on those results, making recommendations to the board of directors regarding those board processes; and performing any other activities consistent with the committee’s charter, our bylaws and applicable law as the committee or the board of directors deems appropriate. A copy of the Charter of the Nominating Committee is available on our website, located at www.dyadic.com.

The Nominating Committee does not currently have any formal minimum qualification requirements that must be met by a nominee to serve as a member of the board of directors. The Nominating Committee will take into account all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industries in which we operate, specific skills, general business acumen and the highest personal and professional integrity. The Nominating Committee generally seeks individuals with broad experience at the policy-making level in business, or with particular industry expertise. While we do not have a formal diversity policy for board membership, we look for potential candidates that help ensure that the board of directors has the benefit of a wide range of attributes. We believe that all of our directors should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must also represent the interests of all shareholders.

The Nominating Committee currently has no fixed process for identifying new nominees for election as a director, thereby retaining the flexibility to adapt its process to the circumstances. The Nominating Committee has the ability, if it deems it necessary or appropriate, to retain the services of an independent search firm to identify new director candidates. The Nominating Committee has determined that it will give consideration to any potential candidate proposed by a member of our board or senior management. Any director candidate so proposed will be personally interviewed by at least one member of the Nominating Committee and our Chief Executive Officer and their assessment of his or her qualifications will be provided to the full Nominating Committee. For the 2019 Annual Meeting, the nominating committee received no proposals for new director candidates, and considered and nominated the incumbent Class III directors to serve as the nominees for re-election.

Our policy and procedures regarding director candidates recommended by shareholders are contained in the Nominating Committee’s charter. The Nominating Committee may consider for inclusion in its nominations for new directors any candidates recommended by shareholders, but must consider any candidate for director recommended by (i) any shareholder beneficially owning more than 5% of our outstanding common stock for at least one year as of the date the recommendation was made or (ii) a group of shareholders that beneficially owned, in the aggregate, more than 5% of our outstanding common stock, with each of the shares used to calculate that ownership held for at least one year as of the date the recommendation was made. The Nominating Committee will consider the candidate based on the same criteria established for selection of director nominees generally. The Nominating Committee reserves the right to reject any candidate in its discretion, including, without limitation, rejection of a candidate who has a special interest agenda other than the best interests of the Company and the shareholders, generally. Any shareholder who wishes to recommend for the Nominating Committee’s consideration a director candidate should abide by the following procedures:

•
Submit the following written information about the candidate by mail to the Nominating Committee, c/o Dyadic International, Inc., 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477, Attention: Chair of Nominating Committee, the name, mailing address, telephone number, e-mail address, resume, business history, listing of other past and present directorships and director committees, any biotech industry experience and other relevant information;

•
Explain in the submission why the shareholder believes the candidate would be an appropriate member of our board of directors and the benefits and attributes that the candidate will provide to us in serving as a director;

•	Provide evidence of the submitting party’s requisite ownership of our common stock along with the recommendation; and

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•	Indicate whether we may identify the shareholder in any public disclosures that we make regarding the consideration of the director candidate.

For a director candidate to be considered by the Nominating Committee for nomination at the 2019 Annual Meeting of Shareholders, the submission must have been received by us no later than March 9, 2019. No such submissions were received.

Science and Technology Committee. On March 14, 2018, our board of directors approved the formation of Science and Technology Committee to periodically examine management’s strategic direction and investments in the Company’s biopharmaceutical research and development and technology initiatives. The Science and Technology Committee held two (2) meetings during the year ended December 31, 2018. The duties and responsibilities of the Science and Technology Committee are set forth in the Charter of the Science and Technology Committee. A copy of the Charter of the Science and Technology Committee is available on our website located at www.dyadic.com. As discussed in its charter, among other things, the duties and responsibilities of the Science and Technology Committee are following:

1)
Review, evaluate and report to the Board regarding the performance of the Vice-President, Research and Development (and, his or her team), the contract research organizations being considered or working on behalf of the Company in achieving the strategic goals and objectives and the quality and direction of the Company’s biopharmaceutical research and development programs.

2)	Identify and discuss significant emerging science and technology issues and trends.

3)
Review the Company’s approaches to acquiring and maintaining a range of distinct technology positions (including but not limited to contracts, grants, collaborative efforts, alliances and capital investments).

4)	Evaluate the soundness/risks associated with the technologies in which the Company is investing its research and development efforts.

5)	Periodically review the Company’s overall patent strategies.

Shareholder Communications

Our board of directors believes that it is important for our shareholders to have a process to send communications to the board. Accordingly, shareholders desiring to send a communication to the board of directors, or to a specific director, may do so by delivering a letter to the Secretary of the Company at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “shareholder-director communication.” All such letters must identify the author as the shareholder and clearly state whether the intended recipients of the letter are all of the members of our board of directors or certain specified individual directors. The Secretary will open such communications, make copies, and then circulate them to the appropriate director or directors.

Policy Concerning Director Attendance at Annual Meetings of Shareholders

While we encourage all members of our board of directors to attend our Annual Meeting of our shareholders, there is no formal policy as to their attendance at such meetings. All members of the board of directors attended the 2018 Annual Meeting of Shareholders.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics, or the Code, which applies to all of our directors, employees and key consultants, including our principal executive officer and principal financial officer. The Code includes guidelines dealing with the ethical handling of conflicts of interest, compliance with federal and state laws, financial reporting, and our proprietary information. The Code also contains procedures for dealing with and reporting violations of the Code. We have posted our Code of Conduct and Ethics on our website, located at www.dyadic.com.

Compensation of Directors

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Non-employee directors receive an annual retainer for board service of $60,000, paid in equal monthly installments. A director serving as Chairman of the Board shall also receive an additional annual retainer of $12,000, paid in equal monthly installments. An independent director who serves as Chair of the Company’s Audit Committee shall also receive an additional annual retainer of $9,600, paid in equal monthly installments. The annual stock option award for non-employee directors is 50,000 options. Newly appointed directors are issued 30,000 stock options in the first year. Directors who are also employees or officers of the Company or any of its subsidiaries do not receive any separate compensation as a director.

The following table sets forth the total compensation earned by our non-employee directors for the fiscal year ended December 31, 2018:

Name	Fees earned or paid in cash (1)	Stock awards ($)	Options awards ($) (1)(2)(3)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Michael P. Tarnok	$72,000	$—	$20,000	$—	$—	$—	$92,000
Jack L. Kaye	$69,600	$—	$20,000	$—	$—	$—	$89,600
Seth J. Herbst, MD	$60,000	$—	$20,000	$—	$—	$—	$80,000
Arindam Bose, Ph.D.	$60,000	$—	$20,000	$—	$—	$—	$80,000
Barry C. Buckland, Ph.D.(4)	$59,667	$—	$20,000	$—	$—	$—	$79,667
___________________
Notes:
(1) Effective January 1, 2016, directors who are also employees or officers of the Company or any of its subsidiaries do not receive any separate compensation as a director. Non-employee directors receive an annual retainer for board service of $60,000, paid in equal monthly installments. A director serving as Chairman of the Board shall also receive an additional annual retainer of $12,000, paid in equal monthly installments. An independent director who serves as Chair of the Company’s Audit Committee shall also receive an additional annual retainer of $9,600, paid in equal monthly installments. The annual stock option award for non-employee directors is 50,000 options. Newly appointed directors are issued 30,000 stock options in the first year. All options granted to directors vest 25% upon grant and the remaining 75% will vest annually in equal installments over four years.
(2) The Stock Option Awards represented the grant date fair market value of each option granted in 2018, computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named directors. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements.
(3) Options to purchase 205,000 shares (Mr. Tarnok), 180,000 shares (Mr. Kaye), 300,000 shares (Mr. Herbst), 180,000 shares (Mr. Bose), and 50,000 shares (Mr. Buckland) were outstanding at December 31, 2018.
(4) Mr. Buckland was appointed to Dyadic’s Board of Directors on January 3, 2018, and his annual fees were prorated.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS

Philosophy and Objectives
The philosophy underlying our executive compensation program is to provide an attractive, flexible and market-based total compensation program tied to performance and aligned with the interests of our shareholders. Our objective is to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our shareholders, customers, and communities where we have a strong presence. Our executive compensation program is an important component of these overall human resources policies. Equally important, we view compensation practices as a means for communicating our goals and standards of conduct and performance and for motivating and rewarding employees in relation to their achievements.  The organization’s executive compensation program is designed to:

•	Encourage the attraction and retention of high-caliber executives.

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•	Provide a competitive total compensation package, including benefits.

•	Reinforce the goals of the organization by supporting teamwork and collaboration.

•	Ensure that pay is perceived to be fair and equitable.

•	Be flexible to potentially reward individual accomplishments as well as organizational success.

•	Ensure that the program is easy to explain, understand, and administer.

•	Balance the needs of the both the Company and employees to be competitive with the limits of available financial resources.

•	Ensure that the program complies with state and federal legislation.
From time to time, the Company will consult with a compensation specialist to determine whether its overall compensation practices and policies are appropriate for the specific market conditions for the Company and the industries in which it operates.
Summary Compensation Table
The following table summarizes the compensation paid or accrued to our “named executive officers” (as defined by the SEC’s disclosure requirements) during the fiscal years 2017 and 2018:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)(3)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other payments ($) (4)	Total ($)
Mark A. Emalfarb (*)	2018	$393,012	$200,000	$—	$99,900	$—	$—	$468,891	$1,161,803
President, CEO and Director	2017	$382,044	$—	$—	$120,000	$—	$—	$655,026	$1,157,070
Ping W. Rawson (5)	2018	$199,755	$—	$—	$34,600	$—	$—	$7,996	$242,351
Chief Accounting Officer
Ronen Tchelet, Ph.D. (6)	2018	$212,320	$—	$—	$23,400	$—	$—	$11,759	$247,479
VP of Research and Business Development	2017	$200,513	$—	$—	$41,500	$—	$—	$6,073	$248,086
Matthew S. Jones (7)	2018	$273,058	$—	$—	$40,000	$—	$—	$—	$313,058
Managing Dir. of Bus. Dev and Licensing	2017	$256,390	$—	$—	$33,200	$—	$—	$—	$289,590
___________________
Notes:
(*) Mr. Emalfarb also serves on the Board of Director, for which he receives no direct, indirect or incremental compensation.
(1) Mr. Emalfarb’s bonus was accrued as of December 31, 2018 and paid in January 2019.
(2) The Option Awards amount reported in this column represented stock options granted in 2017 and 2018 (including annual share-based compensation awards and sign-on awards for Ms. Rawson upon promotion), vesting upon grant, one or four year anniversary in accordance with their individual employment agreement or consulting agreement.
(3) The Option Awards amount reported in this column represented the grant date fair market value of each option granted in 2018, computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named executive officers. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements. The table above does not include the value of 175,000 shares of performance-based vesting stock options granted to Ms. Rawson in 2018, as the achievement of the conditions was not deemed probable at the grant date and the value of the awards was deemed zero in accordance with ASC 718. The estimated value of the awards at the grant date assuming that the performance

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conditions are achieved was $104,250. In the event that the performance conditions are not achieved, the option grants relating to any unattained milestones will be automatically canceled.
(4) Other payments paid to Mr. Emalfarb in 2018 included $12,891 for car allowance, $11,000 for the Company’s contribution to the 401(k) retirement plan, and $445,000 for installment payments relating to the change of control provision in connection with the DuPont transaction in his prior employment agreement. Other payments paid to Mr. Emalfarb in 2017 included $141,777 for a litigation settlement payment, $12,891 for car allowance, $55,362 for the Company’s contribution and catch up amount to the 401(k) retirement plan, and $444,996 for installment payments relating to the change of control provision in connection with the DuPont transaction in his prior employment agreement. Other payments paid to Ms. Rawson in 2018 included $7,996 for the Company’s contribution to the 401(k) retirement plan. Other payments paid to Mr. Tchelet included $11,759 and $6,073 for sales commission earned in 2018 and 2017, respectively.
(5) On March 14, 2018, Ms. Rawson, the Company’s Director of Financial Reporting since June 2016, was promoted to the Company’s Chief Accounting Officer, and serves as the Company’s principal financial officer. The amounts represent the total compensation of Ms. Rawson served as the Company’s Director of Financial Reporting (prior to March 14, 2018) and Chief Accounting Officer (since March 14, 2018) for the year ended December 31, 2018.
(6) The amounts represent the compensation for services of Mr. Tchelet for the year ended December 31, 2018, in accordance with the Sky Blue Biotech Agreement.
(7) The amounts represent the compensation for services of Mr. Jones for the year ended December 31, 2018, in accordance with the Novaro Agreement.

Employment Agreements
Mark A. Emalfarb
On June 21, 2016, the Company entered into a new employment agreement (the “Emalfarb Agreement”) with Mr. Emalfarb. The Emalfarb Agreement has an initial term of three years and automatic renewals of two years at the end of each term, unless either party provides a notice of nonrenewal, and provides that Mr. Emalfarb be employed as our President and Chief Executive Officer and that we will cause Mr. Emalfarb to be elected as a member of the Board. The material terms of the Emalfarb Agreement are summarized below:
Base Salary and Bonus. Mr. Emalfarb will receive an annual base salary of $375,000 and he may be eligible for an annual bonus award, with the timing and amount of any such bonus determined in the sole discretion of the Compensation Committee of the Board.
Performance Stock Options. Mr. Emalfarb will have the opportunity to be awarded three (3) annual stock option grants, each such annual option incentive stock option grant will be to purchase up to three hundred thousand (300,000) shares of common stock (the “Maximum Option Bonus”) based on performance achievements in 2016, 2017 and 2018. Performance incentives for the six-month period January-June 2019 will be agreed to by the Board and Mr. Emalfarb based solely on the Compensation Committee’s evaluation of Mr. Emalfarb’s performance during that time period. The stock option grant(s), if granted by the Compensation Committee, will have a five-year term and shall vest on the grant date.
Upon the execution of the Emalfarb Agreement, Mr. Emalfarb received a stock option grant to purchase 100,000 shares of common stock (the “First Option”), with an exercise price equal to $1.67. On January 3, 2017, Mr. Emalfarb received a stock option grant to purchase 150,000 shares of common stock (the “Second Option”), with an exercise price equal to $1.63 per share. The First Option and Second Option together represent 83.3% of the 2016 Maximum Option Bonus. On January 2, 2018, Mr. Emalfarb received a stock option grant to purchase 270,000 shares of common stock for his 2017 performance, representing 90% of the 2017 Maximum Option Bonus. All options granted to Mr. Emalfarb vest immediately and have a five-year term from the date of grant.
Stock Exchange Stock Option. In addition, Mr. Emalfarb received a stock option grant to purchase up to four hundred thousand (400,000) shares of common stock at an exercise price of $1.67, equal to the closing price of Dyadic common stock on June 21, 2016. The stock option shall vest and become exercisable only if the Company’s shares of

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common stock commence trading on the NASDAQ Capital Markets or other stock exchange approved by the Board. The Stock Exchange stock option grant has a five-year term.
Licensing/Collaboration Transaction Stock Options. A stock option to purchase up to six hundred thousand (600,000) shares of common stock shall be proportionally awarded, vest and become exercisable when each of three (3) Bona Fide Licensing / Collaboration Transactions are entered into with the Company. A Bona Fide transaction is defined as a license, joint venture or other collaboration for a specific biological with the intent to commercialize and/or a license agreement that generates a cumulative five million dollars in non-refundable cash, or when either the vaccine or biologics pharmaceutical business categories are sold.
Severance Terms. Mr. Emalfarb will be eligible for severance benefits comparable to other executives at his level. In addition, if Mr. Emalfarb’s employment is terminated by the Company without cause, by Mr. Emalfarb for good reason, or due to Mr. Emalfarb’s death or disability, then the Company shall fulfill its obligations as for annual base salary through the effective date of termination and he will be entitled to receive his accrued but unpaid vacation through the date thereof plus, in the sole discretion of the Compensation Committee, the 2016, 2017, 2018 Maximum Option Bonus and performance incentive for the period January through June 21, 2019 may be awarded. In addition, all of Mr. Emalfarb’s unvested Stock Exchange Stock Options and Licensing/Collaboration Transaction Stock Options will vest immediately in the event milestones for which the options would have been awarded are achieved within one year from the date of termination or upon a change of control.
Change of Control. In the sole discretion of the Compensation Committee, Mr. Emalfarb may be awarded an additional bonus on or before the occurrence of a change of control.
Side Letter. In connection with the execution of the Emalfarb Agreement, the Company and Mr. Emalfarb entered into a separate agreement (the “Side Letter”) under which the Company agreed to pay Mr. Emalfarb in monthly installments over the initial term of the Emalfarb Agreement, $1,335,000, equal to the amount of the severance payments that would have been payable under his previous employment agreement if Mr. Emalfarb resigned for “good reason” in connection with a change in control.
Ping W. Rawson
In connection with Ping Rawson’s appointment as the Company’s Chief Accounting Officer, the Company’s Board of Directors approved compensation for Ms. Rawson as follows: Ms. Rawson will be entitled to an annual base salary of $210,000 and she is eligible for a discretionary annual performance bonus up to 100,000 stock options priced at the grant date. In addition, the Company granted Ms. Rawson a sign-on award of 50,000 stock options that will vest annually in equal installments over four years, and a conditional award of 50,000 stock options that will vest upon the Company’s becoming an SEC reporting entity. Such options will automatically vest, if for any reason the Board determines not to pursue SEC registration or in the event of a change of control. Ms. Rawson will be eligible for six months of severance benefits, if her services are no longer required due to a change of control or any reason other than for cause. Such severance benefits will increase to twelve months, one year from the effective date of the agreement or upon the Company becoming an SEC reporting entity, whichever occurs first.
Ronen Tchelet, Ph.D.
We entered into a consulting agreement with Sky Blue Biotech kft, dated January 1, 2016 (the “Sky Blue Biotech Agreement”), to engage Mr. Tchelet to serve as our Vice President of Research and Business Development. The engagement term of the Sky Blue Biotech Agreement is one year and will renew annually on the anniversary date of the agreement, unless the Company or Mr. Tchelet provides notice of non-renewal any time after the one year anniversary date with not less than 90 days’ notice. Mr. Tchelet is subject to an annual performance evaluation and adjustment of his base consulting fees, in the sole discretion of the Company. Mr. Tchelet’s will be paid at the rate of €180,000 per annum in 2018 and he is also eligible for a discretionary annual target bonus of up to 40% of his base contract amount if specific performance targets are met. During the engagement period, Mr. Tchelet shall be entitled to reimbursement of all business travel, entertainment and other business expenses reasonably incurred in the performance of his duties for the Company. Additionally, if the Company enters into a licensing agreement or research

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and development agreement sourced and developed by Mr. Tchelet during the engagement period, Mr. Tchelet shall receive the following: (i) a commission of up to 1% of the up-front licensing revenue and (ii) a commission of up to 2.5% of the research and development revenue. Commissions will be paid quarterly within 30 days of the Company’s receipt of payment. On January 19, 2016, the Company granted Mr. Tchelet a stock option to purchase 200,000 shares of the Company’s common stock at $1.57 per share. The stock option was granted for a ten-year term and vests in four equal annual installments. On January 3, 2017, the Company granted Mr. Tchelet a stock option to purchase 50,000 shares of the Company’s common stock at $1.63 per share. On January 2, 2018, the Company granted Mr. Tchelet a stock option to purchase 60,000 shares of the Company’s common stock at $1.39 per share. The stock options granted in 2017 and 2018 have a ten-year term and vest in one year.
Mr. Tchelet is subject to certain restrictive covenants, including Company ownership of Mr. Tchelet’s work product which shall remain the sole and exclusive property of the Company, non-disclosure for five years following the date of execution of the agreement or for three years following the termination of agreement whichever is last to occur, and non-solicitation for five years following the termination of the Sky Blue Biotech Agreement.
Matthew S. Jones
We entered into a consulting agreement with Novaro Ltd. dated March 31, 2017 (the “Novaro Agreement”) to engage Mr. Jones as our Managing Director Business Development and Licensing. The engagement term of the Jones Consultant Agreement is one year and will renew annually on the anniversary date of the agreement, unless the Company or Novaro Ltd. provides notice of non-renewal any time after the first annual anniversary date with then not less than 90 days’ notice. Mr. Jones is subject to an annual performance evaluation and adjustment of his base consulting fees, in the sole discretion of the Company. Mr. Jones will be paid £203,528 per annum in 2018 for the consulting services provided and he is eligible for a discretionary annual target bonus of up to 40% of the base contract value if specific performance targets are met as specified in the Novaro Agreement. During the engagement period, Mr. Jones shall be entitled to reimbursement of all business travel, entertainment and other business expenses reasonably incurred in the performance of his duties on behalf of the Company. On January 3, 2017, the Company granted Mr. Jones a stock option to purchase 40,000 shares of the Company’s common stock at $1.63 per share. On January 2, 2018, the Company granted Mr. Jones a stock option to purchase 50,000 shares of the Company’s common stock at $1.39 per share. The stock options granted in 2017 and 2018 have a ten-year term and vest in one year.
Mr. Jones is subject to certain restrictive covenants, including Company ownership of Mr. Jones’ work product which shall remain the sole and exclusive property of the Company, non-disclosure for five years following the date of execution of the agreement or for three years following the termination of agreement whichever is last to occur, and non-solicitation for five years following the termination of agreement.

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Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding equity award holdings held by our “named executive officers” (as defined by the SEC’s disclosure requirements) at December 31, 2018.

		Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not
Name		Exercisable (#)	Unexercisable (#)	Options (#)	Price ($)	Expiration Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
Mark A. Emalfarb		50,000	—	—	$1.71	4/13/2019	—	—	—	—
		100,000	—	—	$1.67	6/20/2021	—	—	—	—
	(1)	—	—	400,000	$1.67	6/20/2021	—	—	—	—
		150,000	—	—	$1.63	1/3/2022	—	—	—	—
		270,000	—	—	$1.39	1/2/2023	—	—	—	—
Ping W. Rawson	(2)	12,500	12,500	—	$1.62	6/26/2026	—	—	—	—
	(2)	2,973	8,917	—	$1.63	1/3/2027	—	—	—	—
	(2)	—	30,000	—	$1.39	1/2/2028	—	—	—	—
	(2)	—	50,000	—	$1.44	3/19/2028	—	—	—	—
	(1)	—	—	50,000	$1.44	3/19/2028	—	—	—	—
	(3)	—	—	125,000	$1.76	11/16/2028	—	—	—	—
Ronen Tchelet, Ph.D.		100,000	—	—	$1.41	4/30/2024	—	—	—	—
	(4)	100,000	100,000	—	$1.57	1/18/2026	—	—	—	—
		50,000	—	—	$1.63	1/3/2027	—	—	—	—
	(4)	—	60,000	—	$1.39	1/2/2028	—	—	—	—
Matthew S. Jones		40,000	—	—	$1.63	1/3/2027	—	—	—	—
	(4)	—	50,000	—	$1.39	1/2/2028	—	—	—	—
	(4)	—	50,000	—	$1.44	3/19/2028	—	—	—	—
___________________
Notes:
(1) Represent stock options issued in connection with the contingent compensation incentives discussed in their respective employment agreements and will only vest upon the achievement of the performance milestones specified in the employment agreements. In the event that the performance milestones are not achieved, the option grants relating to any unattained milestones will be automatically canceled.
(2) The options vest annually in equal installments over four years subsequent to the grant date.
(3) The options will fully vest upon completion of the listing of the Company’s shares on the NASDAQ or another national stock exchange.
(4) The options will vest upon the one-year anniversary subsequent to the grant date.

Pension Benefits
On October 1, 2009, the Company instituted a 401(k) defined contribution plan (the “401(k) Plan”) under which participants may elect to defer up to 100% of their compensation up to a maximum amount determined annually pursuant to Internal Revenue Service regulations. Employee contributions may begin 90 days after the date of hire and

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are immediately vested.  The 401(k) Plan provides a safe harbor basic match contribution for all eligible employees who make salary deferrals. The match contribution is equal to 100% of the employee’s salary deferral up to 4% of such employee’s annual deferred compensation.  This match contribution is credited to the employee’s account and is 100% vested.
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1 - ELECTION OF CLASS III DIRECTORS

General

We have a classified board of directors currently fixed at six members. Our board is divided into three classes currently consisting of two Class I directors, two Class II directors, and two Class III directors. One class of directors is elected each year at our Annual Meeting of Shareholders for an approximate three-year term. The term of the Class III directors expires at the 2019 Annual Meeting.

Our Nominating Committee is charged with identifying, evaluating and recommending director nominees to the full board of directors. There are no minimum qualifications for director. The Nominating Committee generally seeks individuals with broad experience at the policy-making level in business, or with particular industry expertise. While we do not have a formal diversity policy for board membership, we look for potential candidates that help ensure that the board of directors has the benefit of a wide range of attributes. We believe that all of our directors should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must also represent the interests of all shareholders.

The board of directors has nominated Mark A. Emalfarb and Michael P. Tarnok to stand for re-election as Class III directors. If elected, Mr. Emalfarb and Mr. Tarnok will serve for a term expiring in 2022.

We expect each such nominee for election as Class III directors to be able to serve, if elected. If either is unable to serve, proxies may be voted for a substitute nominee so designated by the present board of directors.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Annual Meeting by the holders of shares of our common stock entitled to vote at the Annual Meeting is required for the election of each nominee as Class III director. You may vote FOR or WITHHELD with respect to the election of such director. Only votes FOR or WITHHELD are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors, although they are counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

Recommendation of the Board

The Company’s board of directors recommends shareholders vote FOR the election of the nominees as Class III directors.

Nominees for Election as Directors

The following information is given with respect to the nominees for election as Class III directors at the Annual Meeting:

Mark A. Emalfarb, 64, is the founder of Dyadic, and currently serves as the Chief Executive Officer and a member of the Board of Directors of the Company. He has been a member of Dyadic’s board of directors and has previously served as its Chairman from October 2004 until April 2007 and from June 2008 until January 2015. Since founding the predecessor to Dyadic in 1979, Mr. Emalfarb has served as a Director, President and Chief Executive Officer for substantially all of that time and has successfully led and managed the evolution of Dyadic from its origins

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as a pioneer and leader in providing ingredients used in the stone-washing of blue jeans to the discovery, development, manufacturing and commercialization of specialty enzymes used in various industrial applications and the development of an integrated technology platform based on Dyadic’s patented and proprietary C1 fungal microorganism. Mr. Emalfarb is an inventor of over 25 U.S. and foreign biotechnology patents and patent applications resulting from discoveries related to the patented and proprietary C1 fungus and has been the architect behind its formation of several strategic research and development, manufacturing and marketing relationships with U.S. and international partners. Mr. Emalfarb earned his B.A. degree from the University of Iowa in 1977.
Michael P. Tarnok, 64, joined Dyadic’s board of directors on June 12, 2014 and has served on the Company’s audit, nominating and compensation committees, and on January 12, 2015 Mr. Tarnok was appointed Dyadic’s Chairman of the Board of Directors. Mr. Tarnok is also currently a board member of Global Health Council, and Ionetix, Inc. In addition, Mr. Tarnok’s prior board service includes Keryx Biopharmaceuticals, Inc., where he also served as Chairman of the Board. Mr. Tarnok is a seasoned finance and operational executive with extensive pharmaceutical industry experience in a wide range of functional areas. He spent the majority of his career at Pfizer Inc., which he joined in 1989 as Finance Director-US Manufacturing and from 2000 to 2007 served as a Senior Vice President in Pfizer’s US Pharmaceutical Division. In this position, Mr. Tarnok managed multiple responsibilities for the division including, finance, access contracting, trade management, information technology, Sarbanes-Oxley compliance and the Greenstone generics division. Prior to joining Pfizer, Mr. Tarnok worked primarily in financial disciplines for ITT Rayonier, Inc., Celanese Corporation and Olivetti Corporation of America. Mr. Tarnok earned an M.B.A. in Marketing from New York University and a B.S. in Accounting from St. John’s University.
Directors Continuing in Office
The following information is provided with respect to the directors who are not nominees for election as directors at the 2019 Annual Meeting:

Name	Age	Class	Term Expiring	Date of Appointment
Seth J. Herbst, M.D.	62	I	2020	June 2008
Arindam Bose, Ph.D.	66	I	2020	August 2016
Jack L. Kaye	75	II	2021	May 2015
Barry C. Buckland, Ph.D.	71	II	2021	January 2018
Seth J. Herbst, M.D., Director
Seth J. Herbst, MD has been on Dyadic’s board of directors since June 2008 and is a board-certified obstetrician/gynecologist who is also board certified in advanced laparoscopic and minimally invasive gynecologic surgery.  Dr. Herbst is the founder and President of the Institute for Women’s Health and Body (“IWHB”) in May of 1997, an OB/GYN practice with multiple locations in Palm Beach County, Florida.  He is the co-founder of Visions Clinical Research since 1999, which performs medical and surgical clinical trials throughout the United States. Dr. Herbst founded IWHB of Palm Beach, a Physician Management Group that currently employs 37 providers, which he actively directs the operations on a daily basis. Dr. Herbst is a member of the Board of Directors of Palms West Hospital in Loxahatchee, Florida. Dr. Herbst is also a consultant for multiple medical device companies in the United States and a member of medical advisory boards for these and other companies. He received his B.S. degree from American University in 1978 and his medical degree from Universidad del Noreste School of Medicine in Tampico, Mexico in 1983.  Dr. Herbst completed his OB/GYN residency and was Chief Resident at Long Island College Hospital in Brooklyn, New York.
Arindam Bose, Ph.D., Director
Arindam Bose, Ph.D. joined Dyadic’s board of directors on August 15, 2016 and serves on the Company’s audit and science and technology committees. Dr. Bose retired from Pfizer Worldwide Research & Development in 2016 after 34 years in leadership roles in bioprocess development and clinical manufacturing. Dr. Bose’s final position

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at Pfizer was Vice-President, Biotherapeutics Pharmaceutical Sciences External Affairs and Biosimilar Strategy with responsibility for external sourcing, competitive intelligence and external influencing as well as for executing the technical development plan for Pfizer’s entry into biosimilars. He is widely recognized as a Key Thought Leader in the biopharmaceutical industry. Dr. Bose has served as the Chair of the Biologics and Biotechnology Leadership Committee of the Pharmaceutical Research and Manufacturers of America (PhRMA), the chief advocacy arm of the US pharmaceutical industry. His outstanding accomplishments and service to the profession have been recognized by his election as “Fellow” of 3 leading professional organizations: American Chemical Society, American Institute of Chemical Engineers and American Institute for Medical and Biological Engineering. Dr. Bose was elected to the US National Academy of Engineering in February 2017 for innovative research in biologics manufacturing. Dr. Bose currently provides consulting services in bioprocessing to several start-up biotechnology companies. He received a Ph.D. in chemical engineering from Purdue University, a M.S. from the University of Michigan, Ann Arbor and a B. Tech from the Indian Institute of Technology, Kanpur.
Jack L. Kaye, Director

Jack L. Kaye joined Dyadic’s board of directors in May 2015 and currently serves as chairman of the Company’s audit committee. He also serves on the Company’s compensation committee. Mr. Kaye is currently the Chairman of the audit committee and a member of the compensation committee and special transaction pricing committee of uniQure B.V. where he has served since May 2016. Mr. Kaye’s prior board service includes Keryx Biopharmaceuticals Inc., a position he has held from 2006 to May 2016 where he served as Chairman of the audit committee and he was also a member of their nominating and governance committee.  He also served on the boards of Tongli Pharmaceuticals (USA) Inc. and Balboa Biosciences, Inc., where he served as Chairman of both audit committees. In the past, Mr. Kaye was selected to participate on several dissident board slates which included the Astellas, Inc./OSI, Roche Pharmaceuticals, Inc./Illumina and the Horizon, Inc./Depomed hostile M&A transactions. Mr. Kaye was a partner at Deloitte LLP from 1978 until May 2006, when he retired. At Deloitte, Mr. Kaye was responsible for serving a diverse client base of public and private, global and domestic companies in a variety of industries. Mr. Kaye has extensive experience consulting with clients on accounting and reporting matters, private and public debt financings, SEC rules and regulations and corporate governance/ Sarbanes-Oxley issues. In addition, he has served as Deloitte’s Tristate liaison with the banking and finance community and assisted clients with numerous merger and acquisition transactions. Mr. Kaye served as Partner-in-Charge of Deloitte’s Tri-State Core Client practice, a position he held for more than twenty years. He earned a B.B.A. from Baruch College and is a Certified Public Accountant.
Barry C. Buckland, Ph.D., Director
Barry Buckland, Ph.D. joined Dyadic’s board of directors in January 2018. Dr. Buckland retired from Merck Research Laboratories in 2009 after 28 years of contributions to the Bioprocess R&D group including more than 12 years as leader in the position of Vice President. Since leaving the Merck Research Laboratories, Dr. Buckland has headed up his own consulting company (BiologicB, LLC). He also is President of Engineering Conferences International (ECI), a not for profit organization which organizes prestigious conferences with an engineering focus. Dr. Buckland has chaired successful conference such as Microbial Engineering I and Vaccine Technology Conferences I to IV. He is also a visiting professor at University College London in the Biochemical Engineering Department and is the author or co-author of more than 70 publications. His previous Board experience includes Enumeral Biomedical and Mucosis. Dr. Buckland was a Senior Advisor to Protein Sciences until they were purchased by Sanofi in 2017. Dr. Buckland became Executive Director of NIIMBL (National Institute for Innovation for Manufacturing Biopharmaceuticals) in 2017. Dr. Buckland was elected to the USA National Academy of Engineering in 1997. In 2008, Dr. Buckland was awarded the ACS Marvin Johnson award for Biotechnology. In 2009, Dr. Buckland was awarded the Discoverers Award by the Pharmaceutical Research and Manufacturers of America (PhRMA) for his role in the discovery and development of GARDASIL, an effective vaccine against HPV. He was one of three recipients.
Our directors hold office for terms of approximately three years or until the earlier of their death, resignation or removal or until their successors have been elected and qualified. Our officers are elected annually by the board of directors and serve at the discretion of the board (see Executive Officers). There are no family relationships among our directors and executive officers. Our directors have neither been convicted in any criminal proceeding during the past 10 years nor are parties to any judicial or administrative proceeding during the past 10 years that resulted in a judgment,

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decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws or commodities laws. Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners, directors or executive officers.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Mayer Hoffmann McCann P.C. (“MHM”), audited our consolidated financial statements for the year ended December 31, 2018. We had no disagreements with MHM on accounting and financial disclosures. The audit committee has appointed MHM to serve as our independent registered public accounting firm for the year ending December 31, 2019. MHM has advised the Company that it has no direct or indirect financial interest in the Company. MHM leases substantially all of its personnel, who work under the control of MHM shareholders, from wholly-owned subsidiaries of CBIZ, Inc. (“CBIZ”), in an alternative practice structure.

The Audit Committee has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining MHM’s independence.

The following table presents fees billed, by our independent registered public accounting firm for professional services, in the years indicated, by category, as described in the notes to the table.

	Years Ended December 31,
	2018	2017
Audit fees (1)	$146,000	$115,340
Audit-related fees (2)	25,500	—
Tax fees (3)	42,900	62,750
Total fees	$214,400	$178,090
___________
Notes:
(1) Audit fees consist of fees billed for professional services by MHM for audit and quarterly review of our financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagement for those years in connection with our periodic and current OTC Markets and SEC filings and registration statements.
(2) Audit-related fees consist of fees billed for procedures performed by MHM in connection with the filing of registration statements on Form 10-12G and Form 10-12G/A.
(3) Tax fees consist of fees billed for tax professional services by MHM with respect to the IRS audit and by an affiliate of MHM for the Netherlands subsidiary.

We expect representatives of MHM to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and we expect them to be available to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of a majority of all shares casting votes, either in person or by proxy, at the Annual Meeting is required to ratify the appointment of MHM as our independent registered public accounting firm for the year ending December 31, 2019. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of the Board

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The Company’s board of directors recommends a vote “FOR” this proposal.

Pre-Approval of Services

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. Any proposed services not included within the list of pre-approved services or any proposed services that will cause the Company to exceed the pre-approved aggregate amount requires specific pre-approval by the Audit Committee. All audit fees, audit-related fees, tax fees, and other fees listed in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures.

Audit Committee Report

The Audit Committee reports as follows:
The Company’s management has the primary responsibility for the Company’s financial statements and the reporting process, including disclosure controls and the system of internal control over financial reporting. The Audit Committee, in its oversight role has:

•	Reviewed and discussed the annual audited financial statements as of and for the fiscal year ended December 31, 2018 with management;

•
Discussed with the Company’s independent registered public accountants the overall scope of, and plans for, their respective audits and has met with the independent registered public accountants, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented;

•
Received from the independent registered public accountants written disclosures and the letter regarding the independence of the independent registered public accountants required by the PCAOB, and has discussed with the independent registered accountants their independence from the Company and its management;

•	An established charter outlining the practices it follows. The Audit Committee’s charter is available on the Company’s website at www.dyadic.com under the heading “Investors”; and

•
Procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accountants. The Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, engagements may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. Any such additional engagements are approved by the Audit Committee or by the Audit Committee Chair pursuant to authority delegated by the Audit Committee. For each category of proposed service, the independent registered public accountants are required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted above were authorized and approved by the Audit Committee in compliance with the pre-approval procedures described herein.

Based on the Audit Committee’s review and discussions with management and the Company’s independent registered public accountants as described in this report, the Audit Committee recommended to the Board of Directors that the audited Consolidated Financial Statements as of and for the fiscal year ended December 31, 2018, be included in the 2018 Form 10-K.

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Audit Committee of the Board of Directors

Jack L. Kaye, Chairman
Michael P. Tarnok
Arindam Bose

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PROPOSAL 3: ADVISORY VOTE ON COMPENSATION OF

THE COMPANY’S NAMED EXECUTIVE OFFICERS

Proposal 3 seeks an advisory vote on the compensation of the Company’s Named Executive Officers. Shareholders are urged to read the “Compensation and Other Information Concerning Officers” section of this Proxy Statement and the “Executive Compensation” section of our Annual Report on Form 10-K, which discusses the Company’s executive compensation policies and procedures and contains tabular information and narrative discussion about the compensation of the Named Executive Officers.

As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for determining and setting the Named Executive Officers' executive compensation, values the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

Vote Required

The votes that shareholders cast “for” must exceed the votes that unit owners cast “against” to approve the advisory vote on compensation of our Named Executive Officers.

Recommendation of the Board

The Board of Directors ask you to consider and that you vote FOR the following resolution: “Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement and Form 10-K pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Compensation and Other Information Concerning Officers” and “Executive Compensation” sections of such documents.”

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF

THE ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Proposal 4 seeks your input with regard to the frequency of unit owners’ future advisory votes on the Company’s executive compensation program. In particular, the Board of Directors are asking whether the advisory vote should occur every one year, every two years or every three years. The Board of Directors ask that you support a frequency period of every year for future advisory votes on compensation of the Company’s Named Executive Officers. The Board of Directors believe that an advisory vote every year will be the most effective and appropriate time frame.

Vote Required

The frequency of the advisory vote on compensation of our Named Executive Officers receiving the greatest number of votes - every one year, every two years or every three years - will be the frequency that shareholders approve.

Recommendation of the Board

The Board of Directors ask you to consider and vote FOR the once every year option in the following resolution: “Resolved, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the Named Executive Officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure).”

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Because your votes are advisory on Proposals 3 and 4, they will not be binding on the Board of Directors or the Company. However, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding the Named Executive Officers’ compensation or regarding the frequency of the advisory vote on the Named Executive Officers’ compensation.

SHAREHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Shareholders of the Company wishing to include proposals in the proxy material relating to the 2020 Annual Meeting of Shareholders must submit the same in writing so as to be received at the executive offices of the Company on or before February 8, 2020. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals. Proposals should be addressed to the Secretary of the Company at its offices, at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at the 2020 Annual Meeting of Shareholders, the rules of the SEC permit the individuals named as proxies to vote shares represented by properly executed proxies in each individual’s discretion if the Company receives notice of the proposal earlier than February 8, 2020 or later than March 9, 2020. Notices of intention to present proposals at the 2020 Annual Meeting of Shareholders should be addressed to Secretary of the Company at its offices, at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477.

FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our business, results or condition to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements include, without limitation, statements related to the timing and expected impact of the completion of the Transaction and related transactions. You can identify these and other forward-looking statements by the use of words such as “will,” “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “potential,” “continue,” or the negative of those terms, or other comparable terminology.
Risks and uncertainties that may affect our business, results or condition include, but are not limited to, factors discussed in our publicly available filings, including information set forth under the caption “Risk Factors” in our December 31, 2018 Annual Report filed on Form 10-K with the SEC on March 27, 2019. Any forward-looking statement made in this proxy statement speaks only as of the date on which we make it. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this proxy statement, except as may be required by law.

OTHER MATTERS
We know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies shall vote the shares they represent in accordance with their best judgment. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy. It is important that you return your proxy promptly and that your shares be represented. You are urged to vote either by mail or phone. If by mail, please mark, date, and sign and return the enclosed proxy in the accompanying reply envelope or by phone, per the instructions on the proxy card.

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INCORPORATION OF INFORMATION BY REFERENCE
We “incorporate by reference” into this proxy statement the following information, which can be accessed from our website at www.dyadic.com and is filed with the SEC.

•	Annual Report and Consolidated Financial Statements for the fiscal year ended December 31, 2018 filed on Form 10-K.
The information incorporated by reference is considered to be a part of this proxy statement as if stated herein. At your request, we will provide to you a copy of any or all of the above documents that have been incorporated by reference into this proxy statement at no cost.
Requests for additional copies of this proxy statement or the enclosed proxy card, as well as requests for additional information, may be made by writing or calling us at the following address or telephone number:
140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477, Attention: Heidi Zosiak, telephone: (561) 743-8333 or Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, telephone: (631) 257-4339.

BY ORDER OF THE BOARD OF DIRECTORS

Mark Emalfarb President and Chief Executive Officer
April 30, 2019
Jupiter, Florida

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DYADIC®

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/24/2019. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect two Class III directors for a term ending in 2022;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Mark A. Emalfarb   02) Michael P. Tarnok

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. To ratify the appointment of Mayer Hoffman McCann P.C., as the Company's independent registered public accounting firm for the year ending December 31, 2019;	☐	☐	☐
3. Advisory vote to approve the compensation of the Company's Named Executive Officers;	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain
4. Advisory vote on the frequency with which the Company will hold an advisory vote on the compensation of the Company's Named Executive Officers; and	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000423142_1 R1.0.1.18

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DYADIC INTERNATIONAL, INC.
PROXY FOR 2019 ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
June 25, 2019

The undersigned shareholder(s) of Dyadic International, Inc., a Delaware corporation (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Mark A. Emalfarb, and/or Ping W. Rawson, individually, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2019 Annual Meeting of Shareholders of the Company to be held on June 25, 2019 at 10:00 a.m., local time, at The Wyndham Grand Jupiter At Harbourside Place, 122 Soundings Avenue, Jupiter, FL 33477, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

This proxy will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR CLASS III DIRECTORS NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AND 1 YEAR ON PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

Receipt of the Notice of the 2019 Annual Meeting of Shareholders, accompanying Proxy Statement and Annual Report for the years ended December 31, 2018 is hereby acknowledged.

0000423142_2 R1.0.1.18

Continued and to be signed on reverse side

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